                                                                     EXHIBIT 4.1

                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE


          [NUMBER]                  [LOGO]                  [SHARES]

                                  iPCS, Inc.

     Common Stock

This Certificate is Transferable                                CUSIP __________
in New York, NY
                                                            See Reverse for
                                                            Certain Definitions

     THIS CERTIFIES THAT ____________________________ is the owner of ________
fully-paid and non-assessable shares of common stock, of the par value of $0.01 per share, of iPCS, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.



                                   /s/ Timothy M. Yager
                                   ---------------------------------------------
                                   Timothy M. Yager
                                   President, Secretary and Chief Executive
                                   Officer


     [SEAL]                Dated:


                                   COUNTERSIGNED AND REGISTERED

                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                              Transfer Agent and Registrar


                                        By:_____________________________________
                                              Authorized Signature

                                  IPCS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. A STOCKHOLDER MAY MAKE THE REQUEST TO THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT - ________ Custodian ________ under Uniform Gifts to Minors
                     (Cust)             (Minor)
Act ______
    (State)

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of survivorship and not as tenants in common

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                              ]

________________________________________________________________________________
   [PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE]

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _______________


                              X_________________________________________________
                                                   (Signature)

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                              X_________________________________________________
                                                   (Signature)


                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


                              __________________________________________________
                              Signature(s) Guaranteed By: